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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 1999



                          OMNIS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                             0-16449                               94-3046892
  (State or jurisdiction of             (Commission File Number)         (I.R.S. Employer Identification No.)
incorporation or organization)

                               981 INDUSTRIAL WAY
                        SAN CARLOS, CALIFORNIA 94070-4117
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          (Address, including zip code, of principal executive offices)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 632-7100

                                 Not Applicable

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          (Former name or former address, if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant.

     New Independent Accountants

     On March 15, 1999 the Registrant engaged the services of Grant Thornton LLP ("Grant Thornton") as its independent accountants. Grant Thornton will be the Registrant's principal accountant to audit the consolidated balance sheet of Registrant as of March 31, 1999 and the related consolidated statements of operations, stockholders' equity (deficiency) and cash flows for the year then ended and the related schedules. Prior to the engagement of Grant Thornton, Registrant did not engage in any activities required to be disclosed under Item 304(a)(2) of Regulation S-K.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  OMNIS TECHNOLOGY CORPORATION



Date: March 15, 1999                              By: /s/ Gwyneth Gibbs
                                                     -------------------------
                                                     Gwyneth Gibbs
                                                     President